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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
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                                  FORM 8 - K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15 (d) of the

                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 8, 1996


                           HOUGHTON MIFFLIN COMPANY
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              (Exact name of registrant as specified in charter)

Massachusetts                       1-5406                            04-1456030
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(State or other                  (Commission                       (IRS Employer
jurisdiction                     File Number)                Identification No.)
of incorporation)

              222 Berkeley Street, Boston, Massachusetts   02116
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               (Address of principal executive offices)  (Zip Code)


             Registrant's telephone number, including area code:
                                (617) 351-5000
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                                     N/A
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        (Former name or former address, if changed since last report)

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ITEM 5.       Other Events.
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The following is the text of a press release issued on February 8, 1996.

GAIL DEEGAN NAMED CHIEF FINANCIAL OFFICER OF HOUGHTON MIFFLIN COMPANY

BOSTON--Feb. 8, 1996--Houghton Mifflin Company (NYSE:HTN) announced today that Gail Deegan, who currently serves as Senior Vice President--Regulatory and Government Affairs for NYNEX, and as a member of the Board of Directors of Houghton Mifflin Company, has accepted the position of Executive Vice President, Chief Financial Officer for the Company, effective February 26, 1996. James F. Stack, who has served in this position for the past several months, has decided to leave Houghton Mifflin to pursue other interests.

        From 1991 to 1994, Deegan served as Vice President and Chief Financial Officer of New England Telephone, and earlier as Senior Vice President, Chief Financial Officer and Chief Administrative Officer of Eastern Enterprises. She has been a Director of Houghton Mifflin since 1989 and is currently a member of the Finance and Diversity Committees. Deegan will leave the Board of Directors when she becomes Houghton Mifflin's Chief Financial Officer. She holds a Bachelor's Degree in Education from the College of St. Rose, a Master's Degree from Ohio State University, and a Master's Degree in Business Administration from Simmons College.

        Nader F. Darehshori, Chairman, President and Chief Executive Officer of Houghton Mifflin Company said, "In seeking the very best person to become our Chief Financial Officer and help lead Houghton Mifflin into the future, we wanted to find someone who had not only the outstanding credentials, exceptional capability, and successful record of an experienced chief financial officer, but also a deep knowledge of publishing, and Houghton Mifflin in particular. Only one person could possibly fit these criteria--Gail Deegan. Gail combines outstanding qualifications and experience as a chief financial officer with keen insight into the publishing business, and a familiarity with Houghton Mifflin that is vital to being Chief Financial Officer for this Company. I have worked with Gail over the years, and I know she is the perfect choice for this position. I am very glad we could offer this position to her, and even more glad that she has accepted."

        Houghton Mifflin Company is a leading publisher of textbooks, instructional technology, assessments, and other educational materials for the elementary and secondary school and college markets. The Company also publishes an extensive line of reference publications, fiction and non-fiction for adults and young readers, and multimedia entertainment products.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 22nd day of February, 1996.


                                        HOUGHTON MIFFLIN COMPANY

                                        By:  /s/ Michael J. Lindgren
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                                        Vice President and Corporate Controller